Income Taxes [Text Block]	12 Months Ended
Mar. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes [Text Block]
7.	INCOME TAXES

Income before Income Tax Expense

Income before income tax expense by jurisdiction for the fiscal years ended March 31, 2015, 2016 and 2017 was as follows:

	2015	2016	2017
	(in millions)
Domestic income (loss)	¥1,545,510	¥735,128	¥(413,499)
Foreign income	717,146	427,542	686,042

Total	¥2,262,656	¥1,162,670	¥272,543

Income Tax Expense (Benefit)

The detail of current and deferred income tax expense (benefit) for the fiscal years ended March 31, 2015, 2016 and 2017 was as follows:

	2015	2016	2017
	(in millions)
Current:
Domestic	¥300,905	¥293,337	¥176,415
Foreign	112,603	137,040	130,406

Total	413,508	430,377	306,821

Deferred:
Domestic	240,293	(22,019)	(217,485)
Foreign	12,219	(38,926)	5,117

Total	252,512	(60,945)	(212,368)

Income tax expense	666,020	369,432	94,453
Income tax expense (benefit) reported in Accumulated OCI relating to:
Investment securities	578,161	(162,535)	20,237
Debt valuation adjustments (Note 14)	—	1,793	(3,926)
Derivatives qualifying for cash flow hedges	591	1,226	(9,443)
Defined benefit plans	5,965	(67,877)	48,504
Foreign currency translation adjustments	95,335	(43,988)	(1,957)

Total	680,052	(271,381)	53,415

Total	¥1,346,072	¥98,051	¥147,868

The MUFG Group has changed to filing on a consolidated basis for corporate income taxes within Japan beginning with the fiscal year ended March 31, 2015. A consolidated basis for corporate income taxes results in the reporting of taxable income or loss based upon the combined profits or losses of the parent company and its wholly-owned domestic subsidiaries.

On March 31, 2015, the Japanese Diet enacted the “2015 Tax Reform” which includes changes in the limitation on the use of net operating loss carryforwards from 80% to 65% of taxable income for the two-year period between April 1, 2015 and March 31, 2017, and from 65% to 50% for the fiscal years beginning on or after April 1, 2017, respectively, and one-year increase in the carryforward period of certain net operating loss carryforwards from nine-year period to ten-year period for the fiscal years beginning on or after April 1, 2017, as well as reduction in the effective statutory rate of corporate income tax from approximately 35.6% to 33.9% for the fiscal year beginning on or after April 1, 2015. The change in tax law resulted in a decrease of ¥39,966 million in income tax expense for the fiscal year ended March 31, 2015.

On March 29, 2016, the Japanese Diet enacted the “2016 Tax Reform” which reduces in the effective statutory rate of corporate income tax from approximately 33.9% to 31.5% for the fiscal year beginning on or after April 1, 2016. In addition, this “2016 Tax Reform” partially amends the articles in the “2015 Tax Reform” relating to the limitation on the use of net operating loss carryforwards and the carryforward period of certain net operating loss carryforwards in order to equalize the tax burden of companies. That is, changes in the limitation on the use of net operating loss carryforwards from 65% to 60% of taxable income for the period between April 1, 2016 and March 31, 2017, and from 50% to 55% for the period between April 1, 2017 and March 31, 2018, respectively, and one-year decrease in the carryforward period of certain net operating loss carryforwards from ten-year period to nine-year period for the period between April 1, 2017 and March 31, 2018. The change in tax law resulted in a decrease of ¥50,081 million in income tax expense for the fiscal year ended March 31, 2016.

In June 2016, the Tokyo Metropolitan Government Bureau of Taxation promulgated revisions to the local tax law. The revision reduces the effective statutory rate of corporate income tax from approximately 31.5% as of March 31, 2016 to 30.6% for the fiscal year beginning on or after April 1, 2017. The revision resulted in a decrease of ¥26,820 million in income tax expense for the fiscal year ended March 31, 2017.

Reconciliation of Effective Income Tax Rate

Income taxes in Japan applicable to the MUFG Group are imposed by the national, prefectural and municipal governments, and in the aggregate resulted in a normal effective statutory rate of approximately 35.6%, 33.9%, and 31.5% for the fiscal years ended March 31, 2015, 2016 and 2017, respectively. Foreign subsidiaries are subject to income taxes of the countries in which they operate.

A reconciliation of the effective income tax rates reflected in the accompanying consolidated statements of income to the combined normal effective statutory tax rates for the fiscal years ended March 31, 2015, 2016 and 2017 is as follows:

	2015	2016	2017
Combined normal effective statutory tax rate	35.6%	33.9%	31.5%
Nondeductible expenses	0.1	0.3	2.0
Impairment of goodwill	—	9.7	0.8
Foreign tax credit and payments	(1.0)	(1.9)	(9.6)
Lower tax rates applicable to income of subsidiaries	(0.1)	(0.2)	(0.2)
Change in valuation allowance	(1.3)	(4.0)	25.4
Nontaxable dividends received	(1.6)	(1.9)	(12.5)
Undistributed earnings of subsidiaries	0.1	0.7	3.5
Tax and interest expense for uncertainty in income taxes	(0.2)	0.0	(0.6)
Noncontrolling interest income (loss)	—	(0.1)	5.4
Effect of changes in tax laws	(1.7)	(4.3)	(9.8)
Other—net	(0.5)	(0.4)	(1.2)

Effective income tax rate	29.4%	31.8%	34.7%

Deferred Tax Assets and Liabilities

Deferred tax assets and liabilities are computed for each tax jurisdiction using currently enacted tax rates applicable to periods when the temporary differences are expected to reverse. The tax effects of the items comprising the MUFG Group’s net deferred tax assets at March 31, 2016 and 2017 were as follows:

	2016	2017
	(in millions)
Deferred tax assets:
Allowance for credit losses	¥497,419	¥515,553
Operating loss carryforwards	150,922	156,040
Loans	11,240	13,345
Accrued liabilities and other	173,405	174,945
Premises and equipment, including sale-and-leaseback transactions	86,773	86,681
Derivative financial instruments	—	96,048
Defined benefit plans	57,398	—
Valuation allowance	(208,282)	(268,490)

Total deferred tax assets	768,875	774,122

Deferred tax liabilities:
Investment securities (including trading account assets at fair value under fair value option)	1,000,966	869,931
Intangible assets	86,672	66,692
Lease transactions	82,816	94,255
Derivative financial instruments	17,466	—
Defined benefit plans	—	8,483
Other	70,860	72,039

Total deferred tax liabilities	1,258,780	1,111,400

Net deferred tax assets (liabilities)	¥(489,905)	¥(337,278)

The valuation allowance was provided primarily against deferred tax assets recorded at MUFG and its subsidiaries with operating loss carryforwards. The valuation allowance is determined to reduce the measurement of deferred tax assets not expected to be realized. Management considers all available evidence, both positive and negative, to determine whether the valuation allowance is necessary based on the weight of that evidence. Management determines the amount of the valuation allowance based on future reversals of existing taxable temporary differences and future taxable income exclusive of reversing temporary differences. Future taxable income is developed from forecasted operating results, based on recent historical trends and approved business plans, the eligible carryforward periods and other relevant factors.

For certain subsidiaries where strong negative evidence exists, such as the existence of significant amounts of operating loss carryforwards, cumulative losses and the expiration of unused operating loss carryforwards in recent years, a valuation allowance was recognized against the deferred tax assets as of March 31, 2016 and 2017 to the extent that it is more likely than not that they will not be realized.

For the fiscal year ended March 31, 2016, the MUFG Group recorded a valuation allowance release of ¥65,728 million which was mainly due to the profitability improvement of a certain subsidiary. Management considered various factors, including the improved operating performance and cumulative operating results over the prior several years of the subsidiary as well as the outlook regarding prospective operating performance of the subsidiary, and determined that sufficient positive evidence exists as of March 31, 2016, to conclude that it is more likely than not that additional deferred tax assets would be realizable. As a result, a valuation allowance provided against deferred tax assets with operating loss carryforwards not expected to be realized as of March 31, 2015 was partially reduced as of March 31, 2016.

For the fiscal year ended March 31, 2017, the MUFG Group recorded an additional valuation allowance of ¥60,208 million. This was mainly due to a decline in estimated future taxable income of a certain subsidiary resulting from the downturn in the consumer finance business. Management considered various factors, including the existence of significant amounts of operating loss carryforwards and cumulative operating results over the prior several years of the subsidiary as well as the outlook regarding prospective operating performance of the subsidiary, and determined that sufficient negative evidence exists as of March 31, 2017, to conclude that it is more likely than not that deferred tax assets would not be realizable.

Income taxes are not provided on undistributed earnings of certain foreign subsidiaries that are considered to be indefinitely reinvested in the operations of such subsidiaries. At March 31, 2016 and 2017, the undistributed earnings of such foreign subsidiaries amounted to approximately ¥29,250 million and ¥28,338 million, respectively. Determination of the amount of unrecognized deferred tax liabilities with respect to these undistributed earnings is not practicable because of the complexity associated with its hypothetical calculation including foreign withholding taxes and foreign tax credits. MUFG has neither plans nor the intention to dispose of investments in such foreign subsidiaries and, accordingly, does not expect to record capital gains or losses, or otherwise monetize the undistributed earnings of such foreign subsidiaries.

Furthermore, under the Japanese tax law, 95% of a dividend received from a foreign company in which a domestic company has held generally at least 25% of the outstanding shares for a continuous period of six months or more ending on the date on which the dividend is declared can be excluded from the domestic company’s taxable income. Therefore, if undistributed earnings of certain foreign subsidiaries are repatriated through dividends, only 5% of the amount of dividends will be included in the taxable income.

Operating Loss and Tax Credit Carryforwards

At March 31, 2017, the MUFG Group had operating loss carryforwards for corporate tax of ¥516,139 million and tax credit carryforwards of ¥18,679 million for tax purposes. Such carryforwards, if not utilized, are scheduled to expire as follows:

	Operating loss carryforwards	Tax credit carryforwards
	(in millions)
Fiscal year ending March 31:
2018	¥23,720	¥1,254
2019	2,827	264
2020	35,315	99
2021	11,907	126
2022	23,508	117
2023	65,688	117
2024 and thereafter	332,517	14,629
No definite expiration date	20,657	2,073

Total	¥516,139	¥18,679

Uncertainty in Income Tax

The following is a roll-forward of the MUFG Group’s unrecognized tax benefits for the fiscal years ended March 31, 2015, 2016 and 2017:

	2015	2016	2017
	(in millions)
Balance at beginning of fiscal year	¥13,993	¥10,940	¥9,950
Gross amount of increases for current year’s tax positions	606	1,095	888
Gross amount of increases for prior years’ tax positions	3,361	162	1,014
Gross amount of decreases for prior years’ tax positions	(6,561)	—	(95)
Net amount of changes relating to settlements with tax authorities	(809)	(1,299)	(39)
Decreases due to lapse of applicable statutes of limitations	(1,452)	(296)	(3,437)
Foreign exchange translation and others	1,802	(652)	(430)

Balance at end of fiscal year	¥10,940	¥9,950	¥7,851

The total amounts of unrecognized tax benefits for the years ended March 31, 2015, 2016 and 2017 that, if recognized, would affect the effective tax rate are ¥1,485 million, ¥1,065 million and ¥1,443 million, respectively. The remainder of the uncertain tax positions have offsetting amounts in other jurisdictions or are temporary differences.

The MUFG Group classifies interest and penalties, if applicable, related to income taxes as Income tax expense. Accrued interest and penalties (not included in the “unrecognized tax benefits” above) are a component of Other liabilities. The following is a roll-forward of the interest and penalties recognized in the accompanying consolidated financial statements for the fiscal years ended March 31, 2015, 2016 and 2017:

	2015	2016	2017
	(in millions)
Balance at beginning of fiscal year	¥5,946	¥4,876	¥4,727
Total interest and penalties in the consolidated statements of income	(1,468)	201	(591)
Total cash settlements, foreign exchange translation and others	398	(350)	(82)

Balance at end of fiscal year	¥4,876	¥4,727	¥4,054

The MUFG Group is subject to ongoing tax examinations by the tax authorities of the various jurisdictions in which it operates. The following are the major tax jurisdictions in which the MUFG Group operates and the status of years under audit or open to examination:

Jurisdiction	Tax years
Japan	2016 and forward
United States—Federal	2010 and forward
United States—California	2011 and forward
Thailand	2010 and forward

The MUFG Group is currently under continuous examinations by the tax authorities in various domestic and foreign jurisdictions and many of these examinations are resolved every year. The unrecognized tax benefits will decrease since resolved items will be removed from the balance regardless of whether their resolution results in payment or recognition. It is reasonably possible that the unrecognized tax benefits will decrease by an amount not exceeding ¥1 billion during the next twelve months.